Exhibit 99.1
Unaudited Pro Forma Condensed Combined Financial Statements of IAC and New Meredith

On December 1, 2021, Dotdash, a wholly owned subsidiary of IAC, completed the acquisition of New Meredith under terms of the Merger Agreement, in an all cash transaction at a purchase price of $42.18 per share. In addition, outstanding New Meredith employee equity awards were cancelled, and in exchange each holder received such holder’s portion of the merger consideration, if any, as set forth in the Merger Agreement, less the per share exercise price in the case of stock options. The aggregate purchase price was $2.686 billion. The New Meredith acquisition is accounted for under the purchase method of accounting in these unaudited pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of New Meredith by IAC in accordance with Article 11 of the Securities and Exchange Commission’s (“SEC”) Regulation S-X.

For purposes of these unaudited pro forma condensed combined financial statements the acquisition of New Meredith is assumed to have occurred as of September 30, 2021 with respect to the unaudited pro forma condensed combined balance sheet and as of January 1, 2020 with respect to the unaudited pro forma condensed combined statement of operations.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021, has been derived from:

•the unaudited historical consolidated balance sheet of IAC as of September 30, 2021; and
•the unaudited historical combined balance sheet of New Meredith as of September 30, 2021.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 has been derived from:

•the unaudited consolidated statement of operations of IAC for the nine months ended September 30, 2021 and;
•the unaudited combined statement of operations of New Meredith for the nine months ended September 30, 2021.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been derived from:

•the audited consolidated and combined statement of operations of IAC for the year ended December 31, 2020 and;
•the audited combined statement of operations of New Meredith for the year ended December 31, 2020.

The unaudited pro forma condensed combined financial statements are derived from, and should be read in conjunction with IAC’s quarterly report on Form 10-Q for the period ended September 30, 2021 filed with the SEC on November 5, 2021, and IAC’s annual audited financial statements and notes thereto for the year ended December 31, 2020 included on Form 8-K filed with the SEC on June 1, 2021. The unaudited pro forma condensed combined financial statements should also be read in conjunction with the historical unaudited combined condensed financial statements of New Meredith as of September 30, 2021 and December 31, 2020, and for the nine-month periods ended September 30, 2021 and 2020 and the related notes thereto included on Form 8-K filed by New Meredith with the SEC on November 15, 2021, and the audited combined financial statements of New Meredith as of December 31, 2020 and December 31, 2019, and for each of the three years in the period ended December 31, 2020, and related notes thereto included on Form 10 filed by New Meredith with the SEC on November 9, 2021.

The preliminary purchase price of the New Meredith acquisition has been allocated on a preliminary basis to the acquired assets and assumed liabilities based on management’s current estimate of fair value with the excess cost over net tangible and identifiable intangible assets acquired being allocated to goodwill. Management retained the services of a third party to assist in the preliminary valuation of the identifiable intangible assets acquired. These allocations are subject to change pending a final analysis of the preliminary purchase price of New Meredith, the identification of additional acquired assets and assumed liabilities and the allocation of the final purchase price to the fair value of acquired assets and assumed liabilities. The completion of IAC’s accounting for the business combination with New Meredith, including assessing accounting policies for conformity, the determination of final purchase price, the identification of acquired assets and assumed liabilities, the allocation of the final purchase price to the fair value of acquired assets and assumed liabilities and changes in the amortization periods of amortizable assets will cause differences from the information presented herein and those differences may be material.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been achieved if the acquisition of New Meredith had occurred as of the dates indicated, nor is it indicative of the future financial position or operating results of the combined company. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A as set forth in the notes to the unaudited pro forma condensed combined financial statements of IAC and New Meredith.

IAC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2021
(In millions, except par value amounts)

	IAC	New Meredith	Financing Pro Forma Adjustments	Notes	Transaction Accounting Pro Forma Adjustments	Notes	IAC Pro Forma
ASSETS
Cash and cash equivalents	$3,404.9	$268.7	$1,580.6	1a,b	$(625.0)	4,5	$2,276.9
					(239.8)	4
					(8.1)	4a
					(42.9)	4b
					(2,061.5)	5
Marketable securities	26.8	—	—		—		26.8
Accounts receivable, net	322.8	366.5	—		—		689.3
Other current assets	158.1	294.0	—		(226.2)	5	225.9
Total current assets	3,912.6	929.2	1,580.6		(3,203.5)		3,218.9

Buildings, capitalized software, leasehold improvements, equipment and land, net	289.8	235.1	—		35.2	5	560.1
Goodwill	1,659.8	1,606.1	—		(1,831.8)	4	3,632.6
					404.7	5
					(31.2)	5
					(267.5)	5
					(155.4)	5
					2,247.9	5
Intangible assets, net	350.1	828.0	—		267.5	5	1,445.6
Investment in MGM Resorts International	2,547.3	—	—		—		2,547.3
Long-term investments	328.1	—	—		—		328.1
Other non-current assets	340.0	759.1	0.8	1b	35.6	5	957.0
					(178.5)	5
TOTAL ASSETS	$9,427.7	$4,357.5	$1,581.4		$(2,677.0)		$12,689.6

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Current portion of long-term debt	$—	$4.1	$22.5	1a	$(4.1)	4	$22.5
Accounts payable, trade	117.9	168.4	—		—		286.3
Deferred revenue	172.7	396.0	—		—		568.7
Accrued expenses and other current liabilities	458.0	211.2	—		5.2	5	732.6
					58.2	7
Total current liabilities	748.6	779.7	22.5		59.3		1,610.1

Long-term debt, net	494.4	2,743.5	1,558.9	1a	(2,743.5)	4	2,053.3
Income taxes payable	0.3	—	—		—		0.3
Deferred income taxes	178.4	284.0	—		(155.4)	5	307.0

Other long-term liabilities	203.8	736.7	—		34.4	5	974.9

Redeemable noncontrolling interest	26.1	—	—		—		26.1

Commitments and contingencies

SHAREHOLDERS’ EQUITY:
Common Stock, $.0001 par value	—	—	—		—		—
Class B common stock $.0001 par value	—	—	—		—		—
Additional paid-in capital	6,312.4	—	—		—		6,312.4
Retained earnings	892.2	—	—		(58.2)	7	834.0
Net investment by Meredith Corporation	—	(115.7)	—		115.7	5	—
Accumulated other comprehensive income (loss)	4.6	(70.7)	—		70.7	5	4.6
Total IAC shareholders' equity	7,209.2	(186.4)	—		128.2		7,151.0
Noncontrolling interests	566.9	—	—		—		566.9
Total shareholders' equity	7,776.1	(186.4)	—		128.2		7,717.9
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,427.7	$4,357.5	$1,581.4		$(2,677.0)		$12,689.6

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
(In millions, except per share data)

	IAC	New Meredith after Reclassification (Note 2)	Financing Pro Forma Adjustments	Notes	Transaction Accounting Pro Forma Adjustments	Notes	IAC Pro Forma
Revenue	$2,540.2	$1,543.6	$—		$(36.1)	3	$4,047.7
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	802.4	646.1	—		(36.1)	3	1,412.4
Selling and marketing expense	1,001.8	320.0	—		(95.7)	5	1,226.1
General and administrative expense	521.2	245.6	—		(0.7)	5	766.1
Product development expense	183.9	77.8	—		—		261.7
Depreciation	54.1	35.9	—		(0.7)	5	89.3
Amortization of intangibles	44.5	36.7	—		86.0	6	167.2
Total operating costs and expenses	2,607.9	1,362.1	—		(47.2)		3,922.8
Operating (loss) income	(67.7)	181.5	—		11.1		124.9
Interest expense	(18.5)	(130.1)	(50.4)	1c,d	130.1	4c	(68.9)
Unrealized gain on investment in MGM Resorts International	687.2	—	—		—		687.2
Other income, net	133.4	3.7	—		—		137.1
Earnings from continuing operations before income taxes	734.4	55.1	(50.4)		141.2		880.3
Income tax provision	(151.1)	(17.2)	11.9	1e	(34.1)	8	(190.5)
Net earnings from continuing operations	$583.3	$37.9	$(38.5)		$107.1		$689.8

Per share information from continuing operations:
Basic earnings per share	$6.58						$7.78
Diluted earnings per share	$6.16						$7.28

Weighted average basic IAC Common Stock and Class B common stock shares outstanding
Basic	86.1						86.1
Diluted	92.2						92.2

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(In millions, except per share data)

	IAC	New Meredith after Reclassification (Note 2)	Financing Pro Forma Adjustments	Notes	Transaction Accounting Pro Forma Adjustments	Notes	IAC Pro Forma
Revenue	$2,764.5	$2,071.3	$—		$(38.6)	3	$4,797.2
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	726.1	829.6	—		(38.6)	3	1,517.1
Selling and marketing expense	1,165.5	408.9	—		(258.2)	5	1,316.2
General and administrative expense	745.2	471.2	—		10.9	5	1,227.3
Product development expense	204.6	98.0	—		—		302.6
Depreciation	68.8	51.6	—		(0.8)	5	119.6
Amortization of intangibles	126.8	138.5	—		72.0	6	337.3
Goodwill impairment	265.1	246.3	—		—		511.4
Total operating costs and expenses	3,302.1	2,244.1	—		(214.7)		5,331.5
Operating loss	(537.6)	(172.8)	—		176.1		(534.3)
Interest expense	(16.2)	(156.4)	(68.2)	1c,d	156.4	4c	(84.4)
Unrealized gain on investment in MGM Resorts International	840.6	—	—		—		840.6
Other (expense) income, net	(42.6)	6.2	—		—		(36.4)
Earnings (loss) from continuing operations before income taxes	244.2	(323.0)	(68.2)		332.5		185.5
Income tax benefit	45.7	67.6	16.2	1e	(75.1)	8	54.4
Net earnings (loss) from continuing operations	$289.9	$(255.4)	$(52.0)		$257.4		$239.9

Per share information from continuing operations:
Basic earnings per share	$3.40						$2.82
Diluted earnings per share	$3.20						$2.65

Weighted average basic IAC Common Stock and Class B common stock shares outstanding
Basic	85.4						85.4
Diluted	90.9						90.9

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Adjustments related to the Financing:

1.Dotdash Meredith, Inc., a wholly owned subsidiary of IAC, obtained financing of $1.6 billion in term loans immediately prior to the acquisition of New Meredith. The following pro forma adjustments have been made to reflect the financing:

a.Proceeds received from a seven-year $1.25 billion Term Loan B and a five-year $350 million Term Loan A, net of related original issue discount and debt issuance costs of $18.6 million, were used to fund a portion of the merger consideration and pay related fees and expenses;

b.Fees of $0.8 million related to an undrawn five-year $150 million revolving credit facility;

c.To reflect interest expense related to the $1.6 billion of term loan borrowings, including the amortization of original issue discount and debt issuance costs. The interest rate is the secured overnight borrowing rate (SOFR) plus an applicable margin. The assumed interest rate for both the nine months ended September 30, 2021 and for the year ended December 31, 2020 for the Term Loan A and Term Loan B is 3.5% and 5.25%, respectively. An increase in interest rates of 0.125% would change the nine months ended September 30, 2021 and year ended December 31, 2020 pro forma interest expense by $0.3 million and $0.4 million, respectively, on the Term Loan A and Term Loan B. A decrease in interest rates of 0.125% would increase the nine months ended September 30, 2021 and year ended December 31, 2020 pro forma interest expense by $0.1 million and $0.2 million, respectively, on the Term Loan A and Term Loan B; and

d.To reflect the amortization of the annual commitment fee on the undrawn revolving credit facility.

e.To reflect the income tax effect of pro forma interest expense related to the $1.6 billion term loan borrowings based on the estimated statutory tax rate of 23.7%.

Presentation of New Meredith in the Pro Forma Condensed Combined Financial Statements:

2.Historical New Meredith financial information included within the unaudited pro forma condensed combined financial statements has been reclassified to conform to IAC’s presentation:

Statement of Operations for the nine months ended September 30, 2021

	Historical New Meredith	Reclassification Adjustments	New Meredith After Reclassifications
	(In millions)
Revenue	$1,543.6	$—	$1,543.6
Operating expenses:
Production, distribution, and editorial	507.0	(507.0)	—
Cost of revenue (exclusive of depreciation shown separately below)	—	646.1	646.1
Selling, general, and administrative	833.6	(833.6)	—
Acquisition, disposition and restructuring related activities	(51.1)	51.1	—
Selling and marketing expense	—	320.0	320.0
General and administrative expense	—	245.6	245.6
Product development expense	—	77.8	77.8
Depreciation and amortization	72.6	(72.6)	—
Depreciation	—	35.9	35.9
Amortization of intangibles	—	36.7	36.7
Total operating expenses	1,362.1	—	1,362.1
Income from operations	181.5	—	181.5
Non-operating income, net	3.7	—	3.7
Interest expense, net	(130.1)	—	(130.1)
Earnings from continuing operations before income taxes	55.1	—	55.1
Income tax expense	(17.2)	—	(17.2)
Earnings from continuing operations	$37.9	$—	$37.9

IAC
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Continued)

Statement of Operations for the year ended December 31, 2020

	Historical New Meredith	Reclassification Adjustments	New Meredith After Reclassifications
	(In millions)
Revenue	$2,071.3	$—	$2,071.3
Operating expenses:
Production, distribution, and editorial	650.1	(650.1)	—
Cost of revenue (exclusive of depreciation shown separately below)	—	829.6	829.6
Selling, general, and administrative	1,057.8	(1,057.8)	—
Acquisition, disposition and restructuring related activities	24.4	(24.4)	—
Selling and marketing expense	—	408.9	408.9
General and administrative expense	—	471.2	471.2
Product development expense	—	98.0	98.0
Depreciation and amortization	168.9	(168.9)	—
Depreciation	—	51.6	51.6
Amortization of intangibles	—	138.5	138.5
Impairment of goodwill and other long-lived assets	342.9	(342.9)	—
Goodwill impairment	—	246.3	246.3
Total operating expenses	2,244.1	—	2,244.1
Loss from operations	(172.8)	—	(172.8)
Non-operating income, net	6.2	—	6.2
Interest expense, net	(156.4)	—	(156.4)
Loss from continuing operations before income taxes	(323.0)	—	(323.0)
Income tax benefit	67.6	—	67.6
Loss from continuing operations	$(255.4)	$—	$(255.4)

Adjustment to conform accounting policies

3.    To reflect New Meredith’s programmatic revenue on a net basis to be consistent with IAC’s accounting policy. The assessment of the conformity of the accounting policies of IAC and New Meredith is not yet complete; upon completion, adjustments may be identified, and those adjustments could be material.

Adjustments related to the settlement of New Meredith’s outstanding net debt

4.    In connection with Gray Television, Inc.’s (“Gray”) acquisition of Meredith Corporation’s Local Media Group and IAC’s acquisition of New Meredith all of the debt of New Meredith was repaid.

The sources of funding are summarized below:

(In millions)
Portion funded by IAC	$625.0
Portion funded by Meredith Corporation	239.8
Portion funded by Gray	1,882.8
Total	$2,747.6

a.    To reflect $8.1 million in debt breakage costs that were included in connection with the debt repayment and were funded by New Meredith.

b. To reflect the write-off of $42.9 million in deferred financing costs for the debt that was repaid.

c.     To reverse the historical interest expense of New Meredith’s debt.

IAC
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Continued)

Adjustments related to the Acquisition:

5.    On December 1, 2021, Dotdash completed the acquisition of New Meredith under the terms of an agreement dated as of October 6, 2021. At the effective time of the Merger, each outstanding share of common stock of New Meredith (other than certain excluded shares) was converted into the right to receive $42.18 in cash. Pursuant to the Merger Agreement, New Meredith equity awards were cancelled, and in exchange each holder received such holder’s portion of the merger consideration, if any, as set forth in the Merger Agreement, less the per share exercise price in the case of stock options.

The preliminary purchase price was calculated as follows:

Calculation of preliminary purchase price	(In millions)
Common stock of New Meredith	$1,931.4
Cash payment used to settle portion a portion of New Meredith debt	625.0
Cash settlement of all outstanding vested equity awards and deferred compensation	130.1
Total preliminary purchase price	$2,686.5
The preliminary purchase price was allocated using New Meredith’s September 30, 2021 balance sheet as follows:

Allocation of preliminary purchase price	(In millions)
Net assets acquired	$389.2
Write-off of deferred subscription acquisition costs	(404.7)
Estimated fair value adjustment related to certain assets	31.2
Estimated fair value step-up of identifiable definite and indefinite-lived intangible assets	267.5
Estimated adjustment of deferred income liability	155.4
Goodwill	2,247.9
Allocation of preliminary purchase price	$2,686.5

The preliminary estimated fair value of identifiable intangible assets acquired consists of the following:

	Preliminary Fair Value (In millions)	Estimated Useful Life (In years)
Indefinite-lived trade names and trademarks	$432.8	Indefinite
Advertiser relationships	334.0	5-7
Licensee relationships	150.0	3-6
Trade names and trademarks	105.0	2-5
Subscriber relationships	73.7	1-2
Total intangible assets acquired	$1,095.5
Historical intangible assets of New Meredith	828.0
Pro forma adjustment	$267.5

The allocation of the preliminary purchase price to the assets acquired and liabilities assumed in the unaudited pro forma condensed combined financial statements is based on the preliminary estimates using assumptions that management of IAC believes are reasonable. The final allocation will be different from that reflected in the pro forma purchase price allocation presented herein and the differences may be material.

IAC
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Continued)

6.     To reflect the incremental amortization associated with the preliminary valuation of the definite-lived intangible assets acquired in connection with the acquisition of New Meredith. Amortization of definite-lived intangible assets is computed either based on the pattern in which the economic benefits of the asset are expected to be realized or on a straight-line basis. The final allocation will, and the amortization periods may be different from that reflected in this pro forma adjustment and the difference may be material.

7.     To reflect estimated acquisition related transaction costs of $58.2 million incurred by IAC and New Meredith.

8.     To reflect the income tax effect of pro forma pre-tax adjustments based on the estimated statutory tax rate of 23.7%.